                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: March 25, 2005
                       ----------------------------------
                        (Date of earliest event reported)

                        CITIGROUP MORTGAGE LOAN TRUST, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 005-WF1)
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                        333-117349-08              11-2418191
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Nos.)       (I.R.S. Employer
     of organization)                                       Identification No.)

390 Greenwich Street, New York, NY                    10013
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (212) 816-6000


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.       Other Events.
                 -------------


                       CITIGROUP MORTGAGE LOAN TRUST, INC.
                 REMIC Pass-Through Certificates, Series 005-WF1
                 ----------------------------------------------

         Attached as Exhibit I is the monthly servicing report for the month of February 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIGROUP MORTGAGE LOAN TRUST, INC.
                                    (Registrant)


                                    By:  /s/ Cathy Johnson

                                       -------------------------
                                             Cathy Johnson
                                        Assistant Vice President


Dated: March 30, 2005

                                  EXHIBIT INDEX


Exhibit No.                                                      Page No.
-----------                                                      --------

    I           monthly servicing report for February 2005              5

                                                                       EXHIBIT I
                                                                       ---------


                                     Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                      Remic Pass-Through Certificate

 Series Name:          CMLTI 2005-WF1
 Payment Date:         03/25/2005
 Issuer:               Citigroup Mortgage Loan Trust Inc.
 Record Date:          28-Feb-05
 Distribution Date:    25-Mar-05
 Distribution #:       1


 Trustee               U.S. Bank National Association
                       Dan Scully  (617) 603-6407

 Bond Administrator    CitiMortgage, Inc
                       Cathy Johnson (636) 261-1369

 Paying Agent:         Citibank N.A.
                       Karen Schluter (212) 657-7781

-----------------------------------------------------------------------------------------------
                                                      Next
                                       Current     Succeeding
     Class          Coupon Type        Coupon        Coupon          Original Par  CUSIP #
-----------------------------------------------------------------------------------------------
        A1                LIBOR      2.86563%       2.97000%    $160,000,000.00    17307GPB8
        A2                Fixed      4.49000%       4.49000%     $91,000,000.00    17307GPC6
        A3                Fixed      5.00000%       5.00000%     $38,900,000.00    17307GPD4
        A4                Fixed      5.53000%       5.53000%     $59,349,900.00    17307GPE2
        A5                Fixed      5.01000%       5.01000%     $41,500,000.00    17307GPF9
         P          Prepay Chgs      0.00000%       0.00000%            $100.00    1729779B8
        CE                  O/C      0.00000%       0.00000%              $0.53    1729779a0
                                                             -------------------
                                        Class A-Fixed Total     $390,750,000.53

       RES             Residual      0.00000%       0.00000%              $0.00    1729779C6
                                                             -------------------
                                            Class RES Total                $.00

        M1                Fixed      5.33000%       5.33000%      $9,135,600.00    17307GPG7
        M2                Fixed      5.53000%       5.53000%      $8,097,400.00    17307GPH5
        M3                Fixed      5.85000%       5.85000%      $5,190,700.00    17307GPJ1
        M4                Fixed      5.85000%       5.85000%      $2,076,172.00    17307GPK8
                                                             -------------------
                                            Class SUB Total      $24,499,872.00

                                                             ===================
                                                                $415,249,872.53



                                    Citigroup Mortgage Loan Trust Inc.
                          Distribution Date Statement to Certificate Holders
                                      Remic Pass-Through Certificate


Series Name:  CMLTI 2005-WF1
Payment Date: 03/25/2005

-----------------------------------------------------------------------------------------------------------------------------------
                              Non Supported     Net WAC    Relief Act.
                 Interest        Interest      Interest     Interest      Interest       Interest       Principal
       CLASS     Accrued        Shortfall      Carryover    Shortfall    Shortfall      Recoveries      Recoveries    Interest Paid
-----------------------------------------------------------------------------------------------------------------------------------
          A1     $229,250.40           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00    $229,250.40
          A2     $340,491.67           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00    $340,491.67
          A3     $162,083.33           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00    $162,083.33
          A4     $273,504.12           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00    $273,504.12
          A5     $173,262.50           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00    $173,262.50
           P           $0.00           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00     $17,394.80
          CE           $0.00           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00          $0.00
             ----------------------------------------------------------------------------------------------------------------------
A-Fixed        $1,178,592.02           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00  $1,195,986.82
Total
         RES           $0.00           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00          $0.00
             ----------------------------------------------------------------------------------------------------------------------
RES Total              $0.00           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00          $0.00

          M1      $40,577.29           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00     $40,577.29
          M2      $37,315.52           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00     $37,315.52
          M3      $25,304.66           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00     $25,304.66
          M4      $10,121.34           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00     $10,121.34
             ----------------------------------------------------------------------------------------------------------------------
SUB Total        $113,318.81           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00    $113,318.81

             ======================================================================================================================

       Total   $1,291,910.83           $0.00        $0.00        $0.00         $0.00           $0.00           $0.00  $1,309,305.63


 ------------------------------------------------------------------------------------------------------------------
                     Interest        Cum Non Supported      Cum Net WAC         Cum Relief Act      Cum Unpaid
                     Paid Per            Interest             Interest             Interest          Interest
      CLASS         Certificate         Shortfalls        Carryover Amount        Shortfalls        Shortfalls
 ------------------------------------------------------------------------------------------------------------------
             A1 1.43281500                      $0.00                  $0.00               $0.00            $0.00
             A2 3.74166670                      $0.00                  $0.00               $0.00            $0.00
             A3 4.16666658                      $0.00                  $0.00               $0.00            $0.00
             A4 4.60833329                      $0.00                  $0.00               $0.00            $0.00
             A5 4.17500000                      $0.00                  $0.00               $0.00            $0.00
              P 173,948.00000000                $0.00                  $0.00               $0.00            $0.00
             CE 0.00000000                      $0.00                  $0.00               $0.00            $0.00
                                   -------------------------------------------------------------------------------
  A-Fixed Total                                 $0.00                  $0.00               $0.00            $0.00

            RES N/A                             $0.00                  $0.00               $0.00            $0.00
                                   -------------------------------------------------------------------------------
      RES Total                                 $0.00                  $0.00               $0.00            $0.00

             M1 4.44166667                      $0.00                  $0.00               $0.00            $0.00
             M2 4.60833354                      $0.00                  $0.00               $0.00            $0.00
             M3 4.87499952                      $0.00                  $0.00               $0.00            $0.00
             M4 4.87500072                      $0.00                  $0.00               $0.00            $0.00
                                   -------------------------------------------------------------------------------
      SUB Total                                 $0.00                  $0.00               $0.00            $0.00


                                   =================================================================================
       Total                                    $0.00                  $0.00               $0.00            $0.00


P Class Interest Paid, represents Prepayment Charges collected by the Master Servicer or any Sub-Servicer in connection with the Principal Prepayment of any of the Mortgage loans or servicer Prepayment Charge Payment Amount.

                                   Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                      Remic Pass-Through Certificate

Series Name: CMLTI  2005-WF1
Payment Date: 03/25/2005

---------------------------------------------------------------------------------------------------------------
                                             Certificate
                                             Reductions
                                             not part of                          Principal
                                            distributions                            Paid          Cumulative
                           Principal          to reduce          Principal           Per           Principal
         CLASS                Due           Stated Amount          Paid           Certificate         Loss
---------------------------------------------------------------------------------------------------------------
                   A1       $3,886,049.66               $0.00      $3,886,049.66    24.28781037            0.00
                   A2                $.00               $0.00               $.00     0.00000000            0.00
                   A3                $.00               $0.00               $.00     0.00000000            0.00
                   A4                $.00               $0.00               $.00     0.00000000            0.00
                   A5                $.00               $0.00               $.00     0.00000000            0.00
                    P                $.00               $0.00               $.00     0.00000000            0.00
                   CE                $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
        A-Fixed Total       $3,886,049.66               $0.00      $3,886,049.66                           0.00
                  RES                $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
            RES Total                $.00               $0.00               $.00                           0.00
                   M1                $.00               $0.00               $.00     0.00000000            0.00
                   M2                $.00               $0.00               $.00     0.00000000            0.00
                   M3                $.00               $0.00               $.00     0.00000000            0.00
                   M4                $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
            SUB Total                $.00               $0.00               $.00                           0.00
          =====================================================================================================
                Total       $3,886,049.66               $0.00      $3,886,049.66                           0.00

                      Aggr. Scheduled Principal Payments:            $505,402.30
                            Aggr.  Principal Prepayments:          $2,427,780.09

                                 Citigroup Mortgage Loan Trust Inc.
                         Distribution Date Statement to Certificateholders
                                   Remic Pass-Through Certificate

Series Name:    CMLTI 2005-WF1
Payment Date:   03/25/2005

-----------------------------------------------------------------------------------------------------------------------------------
  CLASS  Previous Period's  Ending Period's Beginning Balance Ending Balance  Ending Balance  Beginning     Ending       Prepayment
               Balance         Balance       Per Certificate  Per Certificate   Pool Factor   Class PCT    Class PCT     Percentage
-----------------------------------------------------------------------------------------------------------------------------------
      A1   $160,000,000.00$156,113,950.34  1,000.00000000    975.71218963  0.97571219 38.531017246%  37.862631824%    0.0000000000%
      A2    $91,000,000.00 $91,000,000.00  1,000.00000000  1,000.00000000  1.00000000 21.914516058%  22.070413877%    0.0000000000%
      A3    $38,900,000.00 $38,900,000.00  1,000.00000000  1,000.00000000  1.00000000  9.367853568%   9.434495602%    0.0000000000%
      A4    $59,349,900.00 $59,349,900.00  1,000.00000000  1,000.00000000  1.00000000 14.292575127%  14.394251171%    0.0000000000%
      A5    $41,500,000.00 $41,500,000.00  1,000.00000000  1,000.00000000  1.00000000  9.993982598%  10.065078856%    0.0000000000%
      P            $100.00        $100.00  1,000.00000000  1,000.00000000  1.00000000  0.000024081%   0.000024253%    0.0000000000%
      CE              $.53    $952,867.80  1,000.00000000      0.00000000  0.00000000  0.000000127%   0.231100952%    0.0000000000%
            -----------------------------------------------------------------------------------------------------------------------
A-Fixed Tot$390,750,000.53$387,816,818.14                                             94.099968809%  94.057996538%    0.0000000000%
      RES             $.00           $.00      0.00000000      0.00000000  0.00000000  0.000000000%   0.000000000%    0.0000000000%
            -----------------------------------------------------------------------------------------------------------------------
RES Total             $.00           $.00                                              0.000000000%   0.000000000%    0.0000000000%
      M1     $9,135,600.00  $9,135,600.00  1,000.00000000  1,000.00000000  1.00000000  2.200024757%   2.215675527%    0.0000000000%
      M2     $8,097,400.00  $8,097,400.00  1,000.00000000  1,000.00000000  1.00000000  1.950006619%   1.963878783%    0.0000000000%
      M3     $5,190,700.00  $5,190,700.00  1,000.00000000  1,000.00000000  1.00000000  1.250018445%   1.258910959%    0.0000000000%
      M4     $2,076,172.00  $2,076,172.00  1,000.00000000  1,000.00000000  1.00000000  0.499981369%   0.503538190%    0.0000000000%
            -----------------------------------------------------------------------------------------------------------------------
SUB Total   $24,499,872.00 $24,499,872.00                                              5.900031191%   5.942003461%    0.0000000000%

            ======================================================================================================================
Total        $415,249,872.53  $412,316,690.14                                        100.000000000% 100.000000000%

PO Balance              $.00             $.00

Non PO Bal   $415,249,872.53  $412,316,690.14

                                     Citigroup Mortgage Loan Trust Inc.
                                         DISTRIBUTION DATE STATEMENT
Series Name:  CMLTI 2005-WF1           REMIC PASS-THROUGH CERTIFICATE
Pmt Date:    03/25/2005

   Advances:
     Aggregate Amount of P&I Advances for such Distribution Date:$2,391,148.49
   Summary of Disbursements         Withdrawel/
         Remittances        Residual  (Deposit)    P&I Distributed
     -------------------------------------------------------------
        $5,200,545.91          $0.00 $5,190.62    $5,195,355.29

    Total Administration Fee:                                          $864.81
    Extraordinary Trust  Fund Expenses withdrawn from the Collection     $0.00
    Account or Distribution Account for such Distribution Date:


    Over Collateralization Summary
    ------------------------------
       Target Over Collateralization Amount        $1,453,374.55

       Prior to Application of Excess Interest
      ----------------------------------------
         Over Collateralization Amount                     $0.53
         Deficiency Amount                         $1,453,374.02
       Release Amount                                      $0.00

       Monthly Excess Interest                       $952,867.27


       After Application of Excess Interest
      -------------------------------------
         Over Collateralization Amount               $952,867.80
         Deficiency Amount                           $500,506.75
   Net Wac Rate Carryover Reserve Account
  ---------------------------------------

        Begin                               Remaining
       Balance    Deposits    Withdrawels    Balance
      ------------------------------------------------

          $0.00       $0.00        $0.00         $0.00
  Withdrawals from Certificate Account

  Type                   Retained by CMI       Amount        Balance
 --------------------------------------------------------------------
  Advisor Fee                          No  $5,190.62           $0.00

Loan level information (including data on REO, loans in foreclosure and realized losses) is available on the Citimortgagembs.com website in the payment and summary section of the

                               Citigroup Mortgage Loan Trust Inc.
                        Distribution Date Statement to Certificateholders
                                 Remic Pass-Through Certificate

Series Name: CMLTI 2005-WF1
Payment Date: 03/25/2005

DELINQUENCY  (1)

---------------------------------------------------------------------------------------------------------
                                                  Number of    Amount of Scheduled    Amount of Actual
                                                    loans              Balance              Balance
 Pool                              Item            #    PCT       Amount      PCT       Amount      PCT
---------------------------------------------------------------------------------------------------------
                                 (2) 30-59 DAYS   32   1.18%  $5,385,511.00  1.31%  $5,402,024.25  1.31%
                                 (2) 60-89 Days    4   0.15%    $511,719.02  0.12%    $513,737.79  0.12%
                                  (2) 90 + DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA

            (1)  DETERMINED BY THE MBA METHOD.
            (2)  DOES NOT INCLUDE REAL ESTATE OWNED BY THE TRUST.